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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported):   APRIL 26, 1999



                           THE MEN'S WEARHOUSE, INC.
               (Exact name of registrant as specified in charter)



         TEXAS                   000-20036                    74-1790172
(State of Incorporation)    (Commission File No.)          (I.R.S. Employer
                                                           Identification No.)


         5803 GLENMONT DRIVE
           HOUSTON, TEXAS                                        77081
(Address of Principal Executive Offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 592-7200

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ITEM 5.  OTHER EVENTS.

         As required under the terms of the Combination Agreement dated November 18, 1998, by and between The Men's Wearhouse, Inc. (the "Company"), Golden Moores Company, Moores Retail Group Inc. ("Moores") and the shareholders of Moores, the Company issued a press release on April 26, 1999, which contained the unaudited combined earnings results for the first nine weeks of fiscal year 1999. The financial results include previously disclosed one-time and extraordinary charges related to the Moores combination. The merger related one-time charges consist of investment banking fees, professional fees and the closing of overlapping stores and the extraordinary charge relates to the write off of deferred financing costs and prepayment penalties for the refinancing of Moores' indebtedness.

         A copy of this press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     -   Press Release of the Company dated April 26, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MEN'S WEARHOUSE, INC.



Dated: April 26, 1999                            /s/ GARY CKODRE
                                          ---------------------------------
                                                    Gary Ckodre
                                              Vice President - Finance



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                               INDEX TO EXHIBITS

Exhibit
Number          Exhibit
------          -------
 99.1           Press Release of the Company dated April 26, 1999.